Exhibit 99.4

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 26, 2025

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Amortization		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Expense (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$465	$—	$3	$19	$—	$487
Industrial Solutions	451	10	14	39	—	514
Total	$916	$10	$17	$58	$—	$1,001

Operating margin	19.3%					21.1%

Income tax expense	$(233)	$(2)	$6	$(11)	$31	$(209)

Effective tax rate	26.0%					21.3%

Income from continuing operations	$664	$8	$23	$47	$31	$773

Diluted earnings per share from continuing operations	$2.23	$0.03	$0.08	$0.16	$0.10	$2.59

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Represents income tax expense of $44 million related to an increase in the valuation allowance for certain U.S. tax loss and credit carryforwards and an income tax benefit of $13 million related to the revaluation of deferred tax liabilities as a result of a decrease in the corporate tax rate in a non-U.S. jurisdiction.

(3) See description of non-GAAP financial measures effective for fiscal 2026.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 27, 2025

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Amortization	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Expense (1)	(Non-GAAP) (2)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$462	$—	$7	$17	$486
Industrial Solutions	395	30	7	35	467
Total	$857	$30	$14	$52	$953

Operating margin	18.9%				21.0%

Income tax expense	$(208)	$(7)	$1	$(11)	$(225)

Effective tax rate	24.6%				23.9%

Income from continuing operations	$638	$23	$15	$41	$717

Diluted earnings per share from continuing operations	$2.14	$0.08	$0.05	$0.14	$2.41

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) See description of non-GAAP financial measures effective for fiscal 2026.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 28, 2025

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Amortization		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Expense (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$445	$—	$33	$17	$—	$495
Industrial Solutions	303	12	12	24	—	351
Total	$748	$12	$45	$41	$—	$846

Operating margin	18.1%					20.4%

Income tax expense	$(742)	$(2)	$(11)	$(8)	$574	$(189)

Effective tax rate	98.3%					22.2%

Income from continuing operations	$13	$10	$34	$33	$574	$664

Diluted earnings per share from continuing operations	$0.04	$0.03	$0.11	$0.11	$1.91	$2.21

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Represents income tax expense related to a net increase in the valuation allowance for certain deferred tax assets associated with a ten-year tax credit obtained by a Swiss subsidiary in fiscal 2024.

(3) See description of non-GAAP financial measures effective for fiscal 2026.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 27, 2024

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Amortization		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Expense (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$446	$—	$32	$17	$—	$495
Industrial Solutions	244	5	18	22	—	289
Total	$690	$5	$50	$39	$—	$784

Operating margin	18.0%					20.4%

Income tax expense	$(178)	$(1)	$(9)	$(7)	$13	$(182)

Effective tax rate	25.2%					22.8%

Income from continuing operations	$528	$4	$41	$32	$13	$618

Diluted earnings per share from continuing operations	$1.75	$0.01	$0.14	$0.11	$0.04	$2.05

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Represents income tax expense related to the revaluation of deferred tax assets as a result of a decrease in the corporate tax rate in a non-U.S. jurisdiction.
(3) See description of non-GAAP financial measures effective for fiscal 2026.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 27, 2024

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Amortization		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Expense (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$410	$—	$42	$17	$—	$469
Industrial Solutions	241	5	57	23	—	326
Total	$651	$5	$99	$40	$—	$795

Operating margin	16.0%					19.5%

Income tax expense	$(381)	$(1)	$(22)	$(8)	$238	$(174)

Effective tax rate	58.0%					21.7%

Income from continuing operations	$276	$4	$77	$32	$238	$627

Diluted earnings per share from continuing operations	$0.90	$0.01	$0.25	$0.10	$0.78	$2.06

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Represents income tax expense related to an increase in the valuation allowance for deferred tax assets of a Swiss subsidiary.
(3) See description of non-GAAP financial measures effective for fiscal 2026.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 28, 2024

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Amortization	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Expense (1)	(Non-GAAP) (2)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$506	$—	$(8)	$18	$516
Industrial Solutions	249	5	14	23	291
Total	$755	$5	$6	$41	$807

Operating margin	19.0%				20.3%

Income tax expense	$(181)	$—	$4	$(8)	$(185)

Effective tax rate	24.0%				23.0%

Income from continuing operations	$573	$5	$10	$33	$621

Diluted earnings per share from continuing operations	$1.86	$0.02	$0.03	$0.11	$2.02

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) See description of non-GAAP financial measures effective for fiscal 2026.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 29, 2024

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Amortization	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Expense (1)	(Non-GAAP) (2)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$477	$—	$19	$18	$514
Industrial Solutions	215	3	21	25	264
Total	$692	$3	$40	$43	$778

Operating margin	17.4%				19.6%

Income tax expense	$(146)	$(1)	$(6)	$(8)	$(161)

Effective tax rate	21.3%				20.8%

Income from continuing operations	$541	$2	$34	$35	$612

Diluted earnings per share from continuing operations	$1.75	$0.01	$0.11	$0.11	$1.97

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) See description of non-GAAP financial measures effective for fiscal 2026.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 29, 2023

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Amortization		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Expense (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$487	$—	$14	$18	$3	$522
Industrial Solutions	211	8	7	24	1	251
Total	$698	$8	$21	$42	$4	$773

Operating margin	18.2%					20.2%

Income tax (expense) benefit	$1,105	$(1)	$(5)	$(8)	$(1,254)	$(163)

Effective tax rate	(158.1)%					21.1%

Income from continuing operations	$1,804	$7	$16	$34	$(1,250)	$611

Diluted earnings per share from continuing operations	$5.76	$0.02	$0.05	$0.11	$(3.99)	$1.95

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes an $874 million net income tax benefit associated with a ten-year tax credit obtained by a Swiss subsidiary and a $262 million income tax benefit related to the revaluation of deferred tax assets as a result of a corporate tax rate increase in Switzerland. Also includes a $118 million income tax benefit associated with the tax impacts of a legal entity restructuring with related costs of $4 million recorded in selling, general, and administrative expenses for other non-income taxes.

(3) See description of non-GAAP financial measures effective for fiscal 2026.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 26, 2025

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Amortization		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Expense (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$1,818	$—	$75	$70	$—	$1,963
Industrial Solutions	1,393	57	51	120	—	1,621
Total	$3,211	$57	$126	$190	$—	$3,584

Operating margin	18.6%					20.8%

Income tax expense	$(1,361)	$(12)	$(13)	$(37)	$618	$(805)

Effective tax rate	42.5%					22.5%

Income from continuing operations	$1,843	$45	$113	$153	$618	$2,772

Diluted earnings per share from continuing operations	$6.16	$0.15	$0.38	$0.51	$2.07	$9.27

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Represents income tax expense of $574 million related to a net increase in the valuation allowance for certain deferred tax assets associated with a ten-year tax credit obtained by a Swiss subsidiary in fiscal 2024 as well as income tax expense of $44 million related to an increase in the valuation allowance for certain U.S. tax loss and credit carryforwards.

(3) See description of non-GAAP financial measures effective for fiscal 2026.

TE CONNECTIVITY PLC

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 27, 2024

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Amortization		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Expense (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$1,880	$—	$67	$71	$3	$2,021
Industrial Solutions	916	21	99	95	1	1,132
Total	$2,796	$21	$166	$166	$4	$3,153

Operating margin	17.6%					19.9%

Income tax (expense) benefit	$397	$(3)	$(29)	$(32)	$(1,016)	$(683)

Effective tax rate	(14.2)%					21.7%

Income from continuing operations	$3,194	$18	$137	$134	$(1,012)	$2,471

Diluted earnings per share from continuing operations	$10.34	$0.06	$0.44	$0.43	$(3.28)	$8.00

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes a $636 million net income tax benefit associated with a $972 million ten-year tax credit obtained by a Swiss subsidiary reduced by a $336 million valuation allowance related to the amount of the tax credit not expected to be realized. Also includes a $262 million income tax benefit related to the revaluation of deferred tax assets as a result of a corporate tax rate increase in Switzerland and a $118 million income tax benefit associated with the tax impacts of a legal entity restructuring with related costs of $4 million recorded in selling, general, and administrative expenses for other non-income taxes.

(3) See description of non-GAAP financial measures effective for fiscal 2026.